Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated [*** ***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                   SPACE EXPLORATION TECHNOLOGIES CORPORATION

                        FALCON LAUNCH SERVICES AGREEMENT

     This Launch Services Agreement ("Agreement") is entered into as of November 15, 2005 ("Effective Date") by and between Space Exploration Technologies Corporation, a Delaware corporation with headquarters at 1310 East Grand Avenue, El Segundo, CA 90245 ("SpaceX") and SpaceDev, Inc., with headquarters at 13855 Stowe Drive, Poway California, 92064 ("Customer"). SpaceX and Customer may hereinafter be referred to individually as "Party" and collectively as "Parties."

     WHEREAS, Customer desires to purchase launch services for its spacecraft and its customers' spacecraft with the parameters set forth in Appendix 1, Statement of Work ("Payload") into Earth orbit; and

     WHEREAS, SpaceX provides launch services using the Falcon 1 Launch Vehicle ("Falcon");

     NOW  THEREFORE,  the  Parties  hereby  agree  as  follows:

1. Services to be Provided. SpaceX shall furnish launch services on the Falcon in accordance with Appendix 1, Statement of Work, ("Basic Launch Services"), subject to the terms and conditions of this Agreement. Additional services may be provided by SpaceX on a time and material basis, subject to negotiations, mutual agreement of the Parties, and a separate statement of work ("Additional Services").

2.     Contract  Price.

The  Contract  Price  is  the  sum  of:

     -  Basic  Launch  Services  at  [***  ***]  dollars  ($[***  ***]);

     - Federal range usage (RTS & VAFB) and payload integration fees at [*** ***] dollars ($[*** ***]); and

     - Third party liability insurance fees are [*** ***] dollars ($[*** ***]) per mission thereafter.

Purchase with pricing set forth in this section 2 is guaranteed to Customer for up to two additional missions (at the option of Customer); however, a [*** ***]% annual increase in the overall Contract Price will be added to adjust for inflation, starting on Jan 1, 2008.

3. Date of Launch. The expected launch date for contractual and planning purposes is May 15, 2008 ("Estimated Launch Date"). By mutual agreement of the Parties, the Estimated Launch Date may be adjusted up to 18 months in advance of the Estimated Launch date. It is mutually understood that the date when the launch actually occurs ("Actual Launch Date") is dependent upon weather, range availability, government approvals, Falcon readiness, Payload readiness and similar factors.

                                      PAGE

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated [*** ***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


4.     Payment  Terms.

     4.1 Payment Schedule. Customer shall pay to SpaceX the Contract Price in five installments in accordance with the following schedule.

     - [*** ***] dollars (US $[*** ***]) is a deposit and is due and payable [*** ***] business days after the Effective Date;

     - [*** ***] dollars (US $[*** ***]) is due and payable [*** ***] (Estimated Launch Date minus [*** ***]);

     - [*** ***] dollars (US $[*** ***]) is due and payable [*** ***] (Estimated Launch Date minus [*** ***]);

     - [*** ***] dollars (US $[*** ***] is due and payable [*** ***] (Estimated Launch Date minus [*** ***]);

     - [*** ***] dollars (US $[*** ***]) is due and payable within [*** ***] days of actual launch.

     4.2 Invoices. SpaceX shall submit invoices to Customer at least thirty (30) days prior to the payment due date for each scheduled payment event set forth in
Section 4.1, provided, however, that the executed Agreement shall serve as the invoice for the first scheduled payment. Any payments delayed beyond the payment due date shall be subject to interest at a rate of [*** ***] percent ([***
***]%)  per  day  of  delay.

     4.3 Invoice Address. SpaceX shall invoice Customer at the following address:

                             SpaceDev, Incorporated
                                Accounts Payable
                                  Stowe Drive
                                Poway, CA 92064

5. Taxes. To the best knowledge of SpaceX on the Effective Date of this Contract, no taxes are due for the activities and transactions contemplated by this Agreement. However, should taxes be levied, Customer alone shall bear any and all national, federal, state or local sales, use, value added or other taxes, customs duties, or similar tariffs and fees that may levied or collected upon the transactions contemplated by this Agreement ("Taxes"). Such Taxes are not included in the Contract Price as defined in Section 2, Contract Price, and shall be borne by Customer in addition to the Contract Price. Where SpaceX is required by law to collect Taxes, SpaceX shall notify Customer of such a requirement, provide evidence of requirement and Customer shall pay SpaceX the appropriate amount in addition to the Contract Price.

                                      PAGE

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated [*** ***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

6. Best Price Assurance. SpaceX intends that the Customer never pay more than the standard price for Basic Launch Services at the time of the Estimated Launch Date. If SpaceX reduces the single flight, standard price of Basic Launch Services prior to the Estimated Launch Date, the Customer will be entitled to reduce their next payment to SpaceX accordingly by the difference. If all payments for launch have been made or the reduction in price exceeds payments due from the Customer, SpaceX will wire the appropriate rebate to the Customer no later than thirty (30) days in advance of the Actual Launch Date.

7.     Reflight  Launch  Option.

     7.1 The Reflight Launch Option will entitle Customer to a [*** ***] for the Basic Launch Services, paying only the [*** ***]. The Reflight Launch Option may be [*** ***] the Basic Launch Services price up to [*** ***] prior to the Estimated Launch Date and shall be subject to the terms and conditions of this Agreement. SpaceX shall make [*** ***] efforts to execute the reflight launch within [*** ***] months following the Actual Launch Date. The SpaceX obligation to execute a reflight launch will extend no more than [*** ***] following the Actual Launch Date. This option is [*** ***] only to [*** ***] and [*** ***].

     7.2 Qualifying Condition. The Parties agree that the Reflight Launch Option is exercisable only in the event of a Launch Failure due to the Falcon launch vehicle. Such a Launch Failure must constitute either delivery of the Payload to an orbit where it cannot reasonably be used for the intended mission, destruction of the Payload as a result of Falcon breakup, or substantial damage to the Payload due to launch loads that materially exceed those defined in the Interface Control Document.

     7.3 Sole Remedy. The reflight launch shall be the sole and exclusive remedy available to customer for any launch failure or payload failure whatsoever, including any inability to use the payload for all or part of its intended mission, howsoever caused, and regardless of the theory of liability (with the exception of gross negligence), whether based in contract or tort, including negligence, product liability, and strict liability, or any other theory of liability, provided, however, that this remedy shall be available only when customer has purchased a reflight launch option and customer has made all of the payments and reasonably complied with all of the other conditions of this agreement

8.     Third  Party  Liability.

     8.1 Insurance. SpaceX shall procure and maintain third party launch liability insurance as prescribed by the Federal Aviation Administration's
Associate Administrator for Commercial Space Transportation pursuant to the Commercial Space Launch Act, as amended, 49 U.S.C. Sec.Sec. 70101-70121. SpaceX shall name as additional insureds Customer and its Payload customer, contractors and subcontractors involved in launch services, the U.S. government and its contractors and subcontractors involved in launch services, and SpaceX's contractors and subcontractors involved in launch services. Such insurance will comply with the terms of the Federal launch license.

                                      PAGE

9.     Cross  Waivers  of  Liability.
Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated [*** ***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


     9.1 Third party Liability. SpaceX shall be exclusively liable to third parties for any injury, loss or damage to any third party caused solely by SpaceX or its equipment, including the Falcon or parts thereof. Customer shall be exclusively liable to third parties for any injury, loss or damage to any third party caused solely by Customer or its equipment, including the Payload or parts thereof.

     9.2 Waivers. SpaceX and Customer agree to a reciprocal waiver of liability pursuant to which each Party agrees to assume the risk and agrees not to sue or otherwise bring a claim against the other Party or that Party's Related Third Parties or against the U.S. government and its contractors andsubcontractors, for any property loss or damage, including loss of or damage to the Payload, or other financial loss it sustains, or for any injury, death, property loss or damage or other financial loss sustained by its employees, officers, directors or agents, arising in any manner out of or in connection with activities relating to the performance of this Agreement.

     9.3 Extension of Waivers. SpaceX and Customer agree to extend the waiver of liability to their respective contractors and subcontractors requiring them to waive the right to sue or otherwise bring a claim against the other Party or that Party's Related Third Parties or the U.S. government and its contractors and subcontractors, for any property loss or damage, including loss of or damage to the Payload or Falcon, or other financial loss they may sustain, or for any injury, death, property loss or damage or other financial loss sustained by their employees, officers, directors or agents, arising in any manner out of or in connection with activities relating to the performance of this Agreement.

     9.4 Indemnification. SpaceX and Customer agree that each Party shall indemnify and hold harmless the other Party from and against liability or expense, including attorneys' fees, resulting from any suit or claim by the indemnifying Party's Related Third Parties for any property loss or damage, including loss of or damage to the Payload, or other financial loss it sustains or for any injury, death, property loss or damage or other financial loss sustained by its employees, officers, directors or agents, arising in any manner out of or in connection with activities relating to the performance of this Agreement.

     9.5 Applicability. When applicable to the Parties' contractors and subcontractors, the waivers shall apply to contractors and subcontractors at every tier that are involved in activities relating to the performance of this Agreement. The waivers shall apply regardless of the theory of liability, whether based in contract or tort, including negligence, product liability, and strict liability, or any other theory of liability. Each Party agrees to obtain insurance as it deems necessary to cover death, injury, loss or damage for which it has waived the right to sue or bring a claim against the other Party, and each Party agrees to obtain a waiver of subrogation rights from any insurer providing such insurance coverage. Nothing in this Section 9 shall preclude SpaceX from suing or otherwise bringing a claim against its own Related Third Parties, nor shall it preclude Customer from suing or otherwise bringing a claim against its own Related Third Parties. The Parties agree to further memorialize the rights and obligations described in this Section 9 in any agreement that may advised or required by the U.S. government.

     9.6 Definition. "Related Third Parties" shall mean: 1) the Parties' respective contractors and subcontractors at every tier that are involved in activities relating to the performance of this Agreement; 2) the Parties' respective directors, officers, employees, and agents; or 3) any entity or person who has any valid right, title or interest in the Payload or the Falcon.

                                      PAGE

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated [*** ***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

10.     Delays.

     10.1 Excusable delay. Neither Party shall be liable for any delay or failure to perform under this Agreement in the event such delay or failure to perform is due to a cause beyond the control and not due to the fault of the Party invoking this Section 10.1. Such excusable delays shall include, but not be limited to, Acts of God, acts of government in its sovereign or contractual capacity, acts or threat of terrorism, earthquake, riot, revolution, hijacking, fire, strike, embargo, sabotage, or interruption of essential services or supplies. The period of performance under this Agreement shall be extended by the duration of the excusable delay. Notification of excusable delay will be provided in writing and the extension period will be agreed to by both parties in writing.
10.2 Payload delays. If the Payload causes launch delays beyond the Estimated Launch Date, the Customer will pay penalties to SpaceX on the following schedule until the Payload is ready and delivered to SpaceX's launch site:

     -  [***  ***]  for  the  [***  ***]  months;  and

     - [*** ***] of the Total Contract Price per month for months [*** ***]; and

     -  [***  ***]  of  the Total Contract Price per month for months [*** ***].

     10.3 Launch vehicle delays. If the launch vehicle causes delays beyond the Estimated Launch Date, SpaceX will reimburse the customer on the following schedule until the launch vehicle is ready for shipment to the launch site:

     -  [***  ***]  for  the  [***  ***]  months;  and

     - [*** ***] of the Total Contract Price per month for months [*** ***]; and

     -  [***  ***]  of  the Total Contract Price per month for months [*** ***].

     10.4     Delay  as a result of [*** ***]. If any [*** ***] of the [*** ***]
occurring immediately before Customer's [*** ***] are [*** ***] as defined [*** ***] then the Customer has the option of [*** ***] until SpaceX has demonstrated to Customer's satisfaction [*** ***] and with the performance capability to [*** ***]. [*** ***] occurring under this section 10.4 are not an [*** ***] as defined in Section 10.1 and the Customer retains [*** ***] as defined in [*** ***].
                                      PAGE

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated [*** ***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

11. Intellectual Propel Rights. SpaceX shall exclusively own and retain all right, title and interest in and to all Inventions created, conceived or developed by SpaceX under this Agreement, including all intellectual property rights therein and thereto. Customer shall exclusively own and retain all right, title and interest in and to all Inventions created, conceived or developed by Customer under this Agreement, including all intellectual property rights therein and thereto. The Parties do not intend to jointly develop any Inventions under this Agreement. As used in this Section 11, "Inventions" means all ideas, designs, concepts, techniques, inventions, discoveries, works of authorship, modifications, improvements, or derivative works, regardless of patentability.

12.     Confidentiality.

     12.1 Confidentiality of this Agreement. Neither Party shall disclose any of the terms of this Agreement to any third party without the prior written consent of the other Party, except as compelled by judicial or other governmental action and with reasonable notice provided in writing to the affected Party at least five business days in advance of the disclosure.

     12.2 Announcements. No public announcement, release, or other disclosure of information relating to this Agreement, including the existence of this Agreement, shall be made except by prior written agreement of the Parties on the specific content of such disclosure; however, such agreement may not be unreasonably be withheld.

     12.3 Confidential Information. SpaceX and Customer each agree to retain in confidence all non-public information, trade secrets, and know-how disclosed pursuant to this Agreement which is either designated as proprietary and/or confidential, or which by the nature of the circumstances surrounding disclosure, should reasonably be understood to be confidential ("Confidential Information"). Each Party agrees to: 1) preserve and protect the confidentiality of the other Party's Confidential Information; 2) refrain from using the other Party's Confidential Information except as contemplated in this Agreement; 3) disclose the Confidential Information only to its directors, officers, employees or agents as is reasonably required in connection with the exercise of that Party's rights and obligations under this Agreement and subject to a binding non-disclosure agreement that is at least as protective as this Section 12; and
4) not disclose Confidential Information to any third party, provided, however, that either Party may disclose Confidential Information of the other Party that is: a) already in the public domain through no fault of the disclosing Party; b) discovered or created by the receiving Party without reference to the Confidential Information of the disclosing Party; c) otherwise made known to the receiving Party through no wrongful conduct of the receiving Party or the entity providing the information to the receiving party; or d) required to be disclosed by judicial or other governmental action (subject to reasonable notice provided in writing to the affected Party at least five business days in advance of the disclosure). The confidentiality obligations of this Section 12 shall survive the expiration or termination of this Agreement for a period of five (5) years.

     12.4 Notwithstanding any provision of this Section 12 to the contrary, either Party may disclose the Confidential Information, including the terms of this Agreement: 1) in confidence, to legal counsel; 2) in confidence, to accountants, banks, and financing sources and their advisors solely for the purposes of securing financing; 3) in confidence, to its insurance broker and prospective insurers solely for the purposes of securing insurance for the payload and launch services and in settling any claim for loss; 4) in connection with the enforcement of this Agreement or rights under this Agreement; or 5) in confidence, in connection with an actual or proposed merger, acquisition, or similar transaction solely for use in the due diligence investigation in connection with such transaction.
                                      PAGE

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated [*** ***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

13.     Limitation  of  Liability.

     13.1 No Consequential Damages. In no event shall either Party be liable for any indirect, special, incidental, exemplary, punitive or consequential damages of any kind, for the cost of procurement of substitute products or services, or for lost revenues or profits, arising out of or in connection with this Agreement, howsoever caused and regardless of the theory of liability, whether based in contract or tort, including negligence, product liability, and strict liability, or any other theory of liability.

     13.2 Total Liability. SpaceX's total and cumulative liability arising out of or in connection with this Agreement howsoever caused and regardless of the theory of liability, whether based in contract or tort, including negligence, product liability, and strict liability, or any other theory of liability, shall in no event exceed the amounts actually paid by Customer and received by SpaceX for Basic Launch Services pursuant to this Agreement.

     13.3 Application. The limitations set forth in this Section 13 shall apply even if SpaceX has been advised of the possibility of such losses or damages, and notwithstanding any failure of essential purpose of any limited remedy set forth in this Agreement. The Parties acknowledge that the amounts payable hereunder are based in part on the limitations of this Section 13 and that such limitations are a bargained for and essential part of this Agreement.

14. Warranties. Except for the Reflight Launch Option (if purchased by Customer), SpaceX has not made, nor does it make, any representation or warranty, whether written or oral, whether express or implied, including, but not limited to, any warranty of design, operation, quality, workmanship, suitability, result, merchantability, or fitness for a particular purpose with respect to the Falcon, launch services, or associated equipment and services. Any implied warranties, including warranties of merchantability and fitness for a particular purpose, are hereby expressly disclaimed.

15.     Termination.

     15.1 Mutual Agreement. This contract may be terminated by mutual consent of the Parties in writing signed by the duly authorized representatives of both Parties.

     15.2 Customer's Right to Terminate. If SpaceX is unable to provide Basic Launch Services within twelve (12) months following the Estimated Launch Date (with the exception of additional time resulting from an excusable delay as defined by section 10.1), Customer will, subject to a thirty (30) day written notice to SpaceX, have the option of terminating this Agreement. Separately, in the event of failure by SpaceX to comply with any other material provision of this Agreement after having been given a ninety (90) day period to cure such non-performance, Customer will have the option of terminating this Agreement. Upon such termination, Customer shall be entitled to receive a refund within 30 days of all payments actually made by Customer and received by SpaceX for Basic Launch Services pursuant to this Agreement (minus any penalties paid to SpaceX pursuant to Section 10.2 and any payments attributable to Federal range usage, payload integration fees, or third-party liability insurance fees, if applicable) up to the date of Termination and SpaceX shall have no further obligations or liability to Customer. The right to terminate and receive a refund is Customer's sole and exclusive remedy for termination in the event of delay in the launch of the Payload.

                                      PAGE

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated [*** ***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     15.3 SpaceX's Right to Terminate. SpaceX shall have the option of terminating this Agreement and retaining all payments without further obligations or liability to Customer for the following reasons: in the event of a failure by Customer to deliver the Payload for integration within thirty six
(36) months following the Estimated Launch Date (with the exception of additional time resulting from an excusable delay as defined by section 10.1); or in the event of failure by Customer to comply with any other material provision of this Agreement after having been given a ninety (90) day period to cure such non-performance.

     15.4 Supplemental right [*** ***]. Customer shall have the option of [*** ***] in writing at any time at least [*** ***] months prior to the [*** ***] and shall be entitled to a [*** ***].

16. Licenses. Each Party shall be responsible for obtaining any licenses, authorizations, clearances, approvals or permits ("Licenses") necessary to carry out its obligations under this Agreement. Each Party agrees to provide reasonable assistance to the other Party as necessary to obtain such Licenses. SpaceX shall be responsible for obtaining any Licenses required to carry out launch services in the United States, and Customer agrees to provide information and to execute any documentation needed to obtain such Licenses pursuant to the United States International Traffic in Arms Regulations, 22 C.F.R. Parts 120-130, and Regulations for the Importation of Arms, Ammunition and Implements of War, 27 C.F.R. Part 447.

17. Compliance with Government Requirements. SpaceX and Customer agree to comply with their respective national, federal, state and local laws and regulations, and any government licenses, and Customer, in addition, agrees to comply with U.S. export and import laws, regulations, rules, licenses and agreements applicable to the launch of Customer's Payload. Customer shall be responsible for arranging for registration of the Payload pursuant to the Convention on Registration of Space Objects Launched Into Outer Space, done January 14, 1975, T.I.A.S. 8480.

18.     Notices

     18.1 Transmittal. All notifications and other data transmittals under this Agreement shall be in writing and shall be hand-delivered or sent via express mail, first class mail, or electronic mail to the addresses specified below with confirmation of receipt.

     18.2 Effective Date. The date upon which any such communication is hand-delivered or, if such communication is sent by mail or by electronic transmission, the date upon which the addressee receives it, shall be the effective date of such communication.


                                      PAGE

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated [*** ***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

18.3 Change of Address. Each Party shall promptly notify the other in the event of any change in their respective addresses.

For  correspondence  sent  to  SpaceX:

          Space Exploration Technologies Corp. 1310 East Grand Avenue
                              El Segundo, CA 90245
                              Attn: Gwynne Shotwell
                             PH. 310-414-6555 X 229
                                Fax: 310-414-6552
                            Email: gwynne@spacex.com

For  correspondence  sent  to  Customer:

                                 SpaceDev, Inc.
                                  Stowe Drive
                                Attn: John Cloyd
                                PH: 858-375-2000
                                Fax: 858-375-1000
                         Email: John.Cloyd@spacedev.com

19. Dispute Resolution. All disputes and controversies of every kind and nature arising out of this Agreement including the existence, construction, validity, interpretation, performance, nonperformance, enforcement or breach of any provision of this Agreement, shall be settled by commercial arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The findings of such Arbitrator shall be final and binding upon all parties. Any award of arbitration shall include attorney fees and costs of arbitration, including but not limited to expert witness fees, payable to the prevailing party in the arbitration, as determined by the Arbitrator.

20.     Appendices.

     20.1 Incorporation by Reference. The following appendices are incorporated into this Agreement by reference and shall be an integral part of this Agreement:

     -  Appendix  1,  Statement  of  Work

     - Appendix 2, [*** ***] Document--to be provided at Estimated Launch Date minus 18 months .

     20.2 Precedence. In the event of conflict between this Agreement and any of the appendices, this Agreement shall govern. In the event of a conflict between Appendices, the sequence of precedence shall be as listed above.

21. Severability. If any portion of this Agreement is held invalid, the Parties agree that such invalidity shall not affect the validity of the remaining portions of this Agreement, unless applying such remaining portions would frustrate the purpose of this Agreement.

                                      PAGE

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copy  filed herewith omits the information subject to a confidentiality request.
Omissions are designated [*** ***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


22. Waiver. The failure of either Party to exercise any right granted in this Agreement or to require any performance of any term of this Agreement or the waiver by either Party of any breach of this Agreement shall not prevent a subsequent exercise or enforcement of, or be deemed a waiver of any subsequent breach of, the same or any other term of this Agreement.

23. No Joint Venture or Agency. Nothing in this Agreement shall constitute or create a joint venture, partnership, or any other similar arrangement between the Parties. No Party is authorized to act as agent for the other Party hereunder except as expressly stated in this Agreement.

24. Assignment. Customer may not assign, delegate or otherwise transfer this Agreement or any rights or obligations under this Agreement, whether voluntary, by operation of law or otherwise, without the prior written consent of SpaceX, unless to a successor. With the written consent of SpaceX, Customer may use the value of the Agreement in excess of cost as collateral to secure any indebtedness of Customer. SpaceX may assign, delegate or otherwise transfer this Agreement, or any rights or obligations under this Agreement, to any successor by way of merger, acquisition or sale of all or substantially all of the assets relating to the performance of this Agreement. SpaceX or any successor may assign all or part of the right to payments under this Agreement. Any assignment, delegation, or transfer of this Agreement made in contravention of the terms hereof shall be null and void. Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the Parties' respective successors and permitted assigns.

25. Governing Law. This Agreement and performance by the Parties hereunder shall be construed in accordance with the laws of the State of California, U.S.A., without regard to provisions on the conflicts of laws.

26. Entire Agreement. This Agreement, and all Exhibits and Appendices hereto, supersedes all prior communications, transactions, and understandings, whether oral or written, with respect to the subject matter hereof and constitutes the sole and entire agreement between the Parties pertaining to the subject matter hereof.

27. Modification. No modification, addition or deletion, or waiver of any of the terms and conditions of this Agreement shall be binding on either Party unless made in a non-preprinted agreement clearly understood by both Parties to be a modification or waiver, and signed by a duly authorized representative of each Party.

28. Insurance Support. Parties agree to cooperate with reasonable efforts to obtain and maintain launch insurance and to support filing and settling any claims. This includes responding to insurer questions, delivering requested information regarding the Falcon and the launch range facilities and conducting insurance briefings and facilitating site inspections as required to obtain and maintain such insurance.

IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the Effective Date:

                                      PAGE

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filed  separately  with  the  Securities  and  Exchange  Commission.


Space  Exploration  Technologies  Corp.               Customer

By:      /s/  Elon  Musk                          By:    /s/  Richard B. Slansky
         ----------------                                 ----------------------
Name:         Elon  Musk                             Name:  Richard  B.  Slansky
              ----------                                     -------------------
Title:     CEO                                              Title:     President
           ---                                                         ---------
Date:     11/15/05                                            Date:     11/15/05

                                      PAGE

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                                   APPENDIX 1

                                STATEMENT OF WORK
                        FOR PROGRAM NAME LAUNCH SERVICES



1.0     SCOPE

This document defines the effort required by Space Exploration Technologies (SpaceX) and the customer to launch the spacecraft and to accomplish the objectives of the PROGRAM NAME program. The Program Master Plan Master (MP), includes this description of the tasks and responsibilities to launch PROGRAM NAME program as well as an integrated Master Schedule. This Document can be used by the customer for tracking the programmatic and technical status and will be updated, as required throughout the program with customer concurrence.

     1.1  OBJECTIVES

The objectives of the PROGRAM NAME program is the successful launch and orbital insertion of the PROGRAM NAME payload. The payload will be placed into a TBD orbit. The launch will take place according to the schedule identified in Attachment 1, IMS. For performance purposes, the spacecraft and launch vehicle adapter are assigned a combined maximum mass of TBD (to be identified in the contract).

     1.2  ROLES  AND  RESPONSIBILITIES

SpaceX will furnish [*** ***]. The customer will provide the spacecraft, unique spacecraft support equipment, payload specific facilities, and [*** ***].

[***  ***]  shall:

     - Provide the [*** ***] the PROGRAM NAME mission (documentation is defined in the CDRL list)

     - Provide [*** ***] for the spacecraft for up to [*** ***] to the scheduled launch date on [*** ***]

     -  Process  the  [***  ***]  at  the  launch  range

     - Provide all range and safety interfaces including 127-1 document templates for the spacecraft provider to complete, a copy of EWR 127 and RCC 319, as tailored for the PROGRAM NAME program,

     -  Successfully  [***  ***]  within the specified environmental constraints

     -  Command  the  [***  ***]

     - Support post-flight analysis to verify successful separation from the launch vehicle and identify the spacecraft orbit

     -  Provide  post  launch  services  including  delivery  of  the [*** ***].

                                      PAGE

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In  addition, [*** ***] shall be provided a sufficient level of insight in order to  assess  mission  risk  and  safety  for  [***  ***].

A successful launch is always a result of teamwork and cooperation. To this end, [*** ***] responsibilities include the following:

     1. Verification that [*** ***] can function appropriately after exposure to the following [*** ***] environments:
          a.  [***  ***]
          b.  [***  ***]
          c.  [***  ***]
          d.  [***  ***]
          e.  [***  ***]
          f.  [***  ***]

     2.  [***  ***]  must  show  that:
          a.  It  does  not  interfere  with  [***  ***]
          b.  LV  and  range  [***  ***]

     3.  [***  ***]  must  provide  information  necessary  to  satisfy:
          a.  Range  Safety
          b.  NEPA
          c.  FAA
          d.  Other  regulatory  agencies  as  appropriate

     4.  In  addition,  [***  ***]  is  responsible  for:
          a.  Reporting  final  [***  ***].
          b.  Providing  an  appropriate  and  secure  [***  ***].
          c.  Transporting  [***  ***]  to  the  launch  location.
          d.  Checkout  of  [***  ***]  at  [***  ***],  including  [***  ***].

[***  ***]  shall  be  responsible  for  providing  the  following:

     -  Inputs  to  the  Launch  Vehicle  to  Spacecraft  ICD
     -  Test  verified  [***  ***]  structural  math  model
     -  [***  ***]  launch  configuration  envelope  drawing  or  model
     -  Spacecraft  design  information  for  mission  analyses
     -  Participate  in  [***  ***]
     -  [***  ***]  support  and  checkout  equipment
     -  Inputs  to  [***  ***]
     -  Inputs  to  [***  ***]
     -  Present  [***  ***]
     -  Present  [***  ***]  at  the  [***  ***]

2.0     PROGRAM  MANAGEMENT

[*** ***] shall manage the PROGRAM NAME program tasks as described in this document.

                                      PAGE

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copy  filed herewith omits the information subject to a confidentiality request.
Omissions are designated [*** ***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

2.1        [***  ***]

[*** ***] shall provide [*** ***] providing sufficient insight to [*** ***], the launch vehicle to spacecraft interface and integration, [*** ***]. Changes to [*** ***].

2.2        [***  ***]

[*** ***] shall provide [*** ***], including all [*** ***]. SpaceX shall coordinate with the customer to integrate [*** ***] into this plan.

2.3        [***  ***]
[*** ***] shall implement [*** ***] to ensure maximum [*** ***] of PROGRAM NAME [*** ***], including [*** ***] launch services. The SpaceX [*** ***].

2.4        [***  ***]

Per  the  [***  ***] PROGRAM NAME [*** ***],[*** ***] will conduct [*** ***] for this contract which meets the [*** ***], as tailored for the PROGRAM NAME program.

2.5        [***  ***]

[*** ***] shall implement and maintain a [*** ***].  The system shall [*** ***].

SpaceX shall provide drawings and documentation to adequately define the [*** ***]. These [*** ***] shall be document in [*** ***]. In addition the [*** ***] shall include the [*** ***]. The [*** ***] shall be approved and signed off by SpaceX and the customer by the date defined in Table 1. The [*** ***] shall be maintained by [*** ***]. Any changes to the [*** ***] shall be approved by both SpaceX and the customer.

2.6     PROGRAM  REVIEWS  AND  MEETINGS

     2.6.1  [***  ***]

[*** ***] shall be conducted at the SpaceX facility. The expected need for these [*** ***]. SpaceX shall [*** ***].

For  the  PROGRAM  NAME,  the  [***  ***]:

     -  [***  ***]
     -  [***  ***]
     -  [***  ***]
     -  Performing  [***  ***]  and  [***  ***]

     2.6.2  [***  ***]

As  necessary, [*** ***] shall be [*** ***] related to [*** ***].  The [*** ***]
and [*** ***] be coordinated as necessary with the customer. Topic areas include:

     -  Definition  of  [***  ***]
     -  Planning  [***  ***]  operations  and  associated  [***  ***]
     -  Coordinating  all  [***  ***]  analyses

                                      PAGE

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copy  filed herewith omits the information subject to a confidentiality request.
Omissions are designated [*** ***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     -  Coordinate  [***  ***]  and  refining  the  [***  ***]
     -  Planning  and  performing  [***  ***]

2.6.3     [***  ***]  Review

[*** ***] shall conduct a review of the [*** ***]. This serves as a [*** ***]. [*** ***] shall prepare [*** ***] providing the [*** ***] compared to [*** ***]. The [*** ***] shall include the [*** ***]. An assessment of any [*** ***] shall also be included. The output of this task shall be the [*** ***]. Preliminary data shall be delivered [*** ***] after launch. The final [*** ***] shall be delivered within [*** ***] of launch.

2.6.4     [***  ***]  Reviews

A [*** ***] will be conducted that includes a [*** ***]. This [*** ***] will nominally be conducted [*** ***] to launch. The [*** ***] will prepare and brief the [*** ***] of this [*** ***]. Coordination of the presentation is [*** ***].

The  [***  ***]  shall  be  held [*** ***] prior to launch and presented to [***
***].

2.7     REPORTS

[*** ***] shall provide data and reports to [*** ***] as proposed here and in accordance with the Contract. Electronic submission of all deliverable items is preferred.

A  detailed  list  of  the  reports  and  deliverables  for are identified here:

                            PROGRAMMATIC DELIVERABLES
                            -------------------------
               TOP LEVEL DELIVERABLES     FREQUENCY     [*** ***]
               ----------------------     ---------     ---------
[***  ***]     [***  ***]
----------     ----------



                      TECHNICAL MILESTONES AND DELIVERABLES
                      -------------------------------------
                   NUMBER     TITLE     DETAILS     [*** ***]
                   ------     -----     -------     ---------
1     [***  ***]     [***  ***]     [***  ***]
-     ----------     ----------     ----------
2     [***  ***]     [***  ***]     [***  ***]
-     ----------     ----------     ----------
3     [***  ***]     [***  ***]     [***  ***]
-     ----------     ----------     ----------
4     [***  ***]     [***  ***]     [***  ***]
-     ----------     ----------     ----------


                                      PAGE

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Omissions are designated [*** ***].  A complete version of this exhibit has been filed  separately  with  the  Securities  and  Exchange  Commission.


3.0     VEHICLE  PRODUCTION  AND  FLIGHT

[***  ***]  shall  produce  the  PROGRAM  NAME  [***  ***].

3.1     DESIGN  AND  ANALYSIS

[*** ***] shall conduct analyses and verify the design of [*** ***] to accommodate and successfully [*** ***] system. Specific analyses planned are listed below.

3.1.1     [***  ***]  Planning

[*** ***] shall conduct planning and analyses to support [*** ***]. The output of this planning shall be the [*** ***].

[*** ***] shall perform [*** ***] which shall support performance, [*** ***]. The output of this task is a report describing [*** ***].

[*** ***] shall perform [*** ***]. The output of this task is a report summarizing the results of this analysis and highlighting any issues or concerns.

[*** ***] shall perform a [*** ***] all phases of this mission. The output of this task is a [*** ***], as defined in the [*** ***], with the [*** ***].

3.1.2        [***  ***]

[*** ***] shall perform [*** ***]. Final due dates of the [*** ***] provided data and [*** ***] provided [*** ***] shall be mutually agreed to in the [*** ***].

[***  ***]  shall  perform  [*** ***] to determine the [*** ***].  The [*** ***]
test [*** ***] shall be provided by [*** ***] for the purposes of this analysis. This analysis shall include a recommendation for [*** ***].

[*** ***] will provide a time history of relevant [*** ***] by which [*** ***] can perform [*** ***] analyses. Assumptions for the [*** ***] will be discussed during [*** ***] meetings.

[***  ***]  shall  provide  [*** ***] for the [*** ***] with a [*** ***] factor.
[***  ***] is responsible for ensuring [*** ***] can withstand this environment.

[*** ***] will provide [*** ***] with the relevant [*** ***] prior to and during launch, including the [*** ***] environment. [*** ***] will be responsible for ensuring the [*** ***] does not cause a hazardous condition while exposed to this environment.

[*** ***] will provide [*** ***] the [*** ***] will be responsible for ensuring [*** ***] does not cause a hazardous condition while exposed to this environment.
                                      PAGE

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Omissions are designated [*** ***].  A complete version of this exhibit has been filed  separately  with  the  Securities  and  Exchange  Commission.

[***  ***]  will provide [*** ***] the [*** ***] environment.  [*** ***] will be responsible for ensuring [*** ***] does not cause a hazardous condition while exposed to this environment

3.2        [***  ***]

The [*** ***] supplied by [*** ***] shall utilize the [*** ***], as described in the Contract and the [*** ***]. The payload interface characteristics, payload environmental conditions, and implementation of the services shall be described in the [*** ***]. Following [*** ***] of [*** ***] will be maintained by [*** ***] shall coordinate all aspects of [*** ***]. The standard [*** ***] consists of the following:

     -  [***  ***]:
          o  [***  ***]
          o  [***  ***]  information  [***  ***]
          o  [***  ***]  Output  includes:
               -  [***  ***]  PROGRAM  NAME  [***  ***]
               -  PROGRAM  NAME  [***  ***]
               -  Preliminary  [***  ***]
               -  Templates  for  the  [***  ***]
               -  [***  ***]
               -  [***  ***]

     -  Final  [***  ***]  design,  including:  [***  ***]  requirements
          o  [***  ***]  to  provide  test  verified  [***  ***]
          o  [***  ***]  analysis  begins

     -  [***  ***]  Readiness
          o  [***  ***]  plan
          o  [***  ***]

     -  [***  ***]
          o [*** ***] review of [*** ***] verifying [*** ***] with PROGRAM NAME environments
          o  [***  ***]  checks
          o  [***  ***]  and  PROGRAM  NAME  [***  ***]  completed
          o  Confirm  [***  ***]  are  compatible  with  PROGRAM  NAME
          o  [***  ***]  approval

     -  [***  ***]  review
                                      PAGE

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     -  Payload  [***  ***]  location
     -  [***  ***]
     -  [***  ***]
     -  [***  ***]
     -  [***  ***]

3.3     LAUNCHVEHICLE  PROCUREMENT  AND  MANUFACTURE
[***  ***]  shall  [***  ***]  to  meet  the  program  schedule.

3.4     LAUNCH
[***  ***] shall prepare for and [*** ***].   The [*** ***] the customer and the
launch  range.

3.4.1     Launch  Site
[***  ***]  shall  provide  [***  ***].   The  launch  is  [***  ***].


3.4.2     Facility  Support  and  Operations
Except as noted below, the [*** ***] shall provide the [*** ***], and [*** ***] the [*** ***] is responsible for [*** ***], handling and transportation [*** ***].

The facilities to be [*** ***] shall include the [*** ***] shall act as [*** ***] shall maintain appropriate [*** ***] on all range related interfaces. [*** ***]

Base  security  and  badge  control     Equipment  storage
-----------------------------------     ------------------
Shop  and  laboratory  services         Non  hazardous  fluids  and  gases
-------------------------------         ----------------------------------
Range  scheduling                       Range  system  safety
-----------------                       ---------------------
Meteorology                             Communications  and  timing
-----------                             ---------------------------
Environmental  health                   Metric  tracking
---------------------                   ----------------
Launch  Vehicle  Telemetry              Video  coverage
--------------------------              ---------------
Fire  Protection
----------------

3.4.3        [***  ***]

[*** ***] shall be available for [*** ***]. The facilities shall include [*** ***] space for [*** ***] shall maintain [*** ***] management and scheduling responsibilities throughout the [*** ***]. As [*** ***], some oversight of [*** ***] shall be conducted by [*** ***], and shall be coordinated and scheduled between the customer and [*** ***] shall support and schedule any [*** ***] conducted at the [*** ***] shall support the implementation of all [*** ***] developed by the [*** ***].
                                      PAGE

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3.4.4        [***  ***]

The [*** ***] shall include the [*** ***]. If required for contingency purposes only, access to [*** ***] will be [*** ***]. Provisions for [*** ***] shall be provided [*** ***] shall [*** ***] which will serve [*** ***] will provide [*** ***].

3.4.5     Administrative  and  Storage  Facilities

Administrative facilities with desks, [*** ***], one [*** ***], one [*** ***], one [*** ***] and any other necessary common [*** ***] shall be provided [***
***]  for  [***  ***].

Non-conditioned storage facilities for [*** ***] and support equipment not in use shall be [*** ***] by [*** ***].

3.4.6     Support  Equipment

[*** ***] shall provide the equipment necessary to transport, handle, test and checkout the [*** ***], and integrate the encapsulated payload at [*** ***] shall provide the [*** ***] required to [*** ***] the encapsulated payload and [*** ***] provided [*** ***] shall provide all [*** ***].

3.4.7     Launch  Control  Organization

[*** ***] shall provide the [*** ***] with [*** ***] coordinated through [*** ***], and a coordinated [*** ***] shall [*** ***].

3.4.8     Launch  Licensing

[*** ***] will generate and submit the application for a commercial launch license from the Federal Aviation Administration. Note that inputs will be required from [*** ***].



                                      PAGE